EXHIBIT 23(A)
                                  -------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated October 10, 2001 appearing in Imaging Technologies Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2001.


/S/  Boros  &  Farrington  PC
       Boros  &  Farrington  PC

San  Diego,  California
April  5,  2002